UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2010

LASALLE HOTEL PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center

Suite 1200

Bethesda, Maryland 20814

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 941-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 21, 2010, LaSalle Hotel Properties (the “Company”) and LaSalle Hotel Operating Partnership, L.P. (the “Operating Partnership”) entered into separate equity distribution agreements (the “Equity Distribution Agreements”) with each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc. and Wells Fargo Securities, LLC (each an “Agent,” and together the “Agents”), respectively, pursuant to which the Company may sell from time to time, in a continuous equity offering program under its Registration Statement on Form S-3 (File No. 333-163296), up to $150,000,000 in aggregate offering price of its common shares of beneficial interest, $0.01 par value per share (the “Common Shares”), through the Agents, as the Company’s agents. Sales of the Common Shares made pursuant to the Equity Distribution Agreements, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.

The Equity Distribution Agreements are filed as Exhibit 1.1, Exhibit 1.2 and Exhibit 1.3 to this Current Report, respectively, and the descriptions of the material terms of the Equity Distribution Agreements in this Item 1.01 are qualified in their entirety by reference to such Exhibits, which are incorporated herein by reference.

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2010, the Company issued a press release announcing its results of operations for the three months ended March 31, 2010. A copy of such press release is furnished as Exhibit 99.1 to this report.

The information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description of Exhibit

1.1	Equity Distribution Agreement, dated April 21, 2010, by and among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Agent

1.2	Equity Distribution Agreement, dated April 21, 2010, by and among the Company, the Operating Partnership and Raymond James & Associates, Inc., as Agent

1.3	Equity Distribution Agreement, dated April 21, 2010, by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC, as Agent

5.1	Opinion of DLA Piper LLP (US) regarding legal matters

8.1	Opinion of DLA Piper LLP (US) regarding tax matters

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1 and Exhibit 8.1)

99.1	Press release, dated April 21, 2010, issued by LaSalle Hotel Properties, providing the results of operations for the three months ended March 31, 2010

The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE HOTEL PROPERTIES

Dated: April 21, 2010	BY:	/s/ HANS S. WEGER
Hans S. Weger
Executive Vice President, Treasurer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
1.1	Equity Distribution Agreement, dated April 21, 2010, by and among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Agent

1.2	Equity Distribution Agreement, dated April 21, 2010, by and among the Company, the Operating Partnership and Raymond James & Associates, Inc., as Agent

1.3	Equity Distribution Agreement, dated April 21, 2010, by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC, as Agent

5.1	Opinion of DLA Piper LLP (US) regarding legal matters

8.1	Opinion of DLA Piper LLP (US) regarding tax matters

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1 and Exhibit 8.1)

99.1	Press release, dated April 21, 2010, issued by LaSalle Hotel Properties, providing the results of operations for the three months ended March 31, 2010

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